EXHIBIT 10.29

                                      EMCON

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of April 3, 1998, by and among EMCON, a California corporation ("EMCON") and the undersigned shareholders of Advanced Analytical Solutions, Inc., a Colorado corporation ("A2S") (collectively, the "Shareholders"), such Shareholders having received certain rights to register shares of EMCON common stock to be received upon the merger (the "Merger") of A2S with and into Advanced Analytical Solutions, Inc., a Delaware corporation and a wholly-owned subsidiary of EMCON ("Sub") as set forth in the Agreement and Plan of Reorganization dated April 3, 1998 (the "Merger Agreement") among EMCON, A2S, Sub and the Shareholders.

                                    RECITALS:

     Pursuant to the terms of the Merger Agreement, EMCON desires to provide the shareholders certain registration rights as provided for in this Agreement.


                                   AGREEMENT:

     In  consideration   of  the  mutual  promises,   covenants  and  conditions
hereinafter set forth, the parties hereto mutually agree as follows:

         1.       Registration Rights.

                  1.1 Certain Definitions. As used in this Agreement, the following terms will have the following respective meanings:

                           (a)      "Commission"  will mean the Securities  and
Exchange Commission or any other federal agency at the time administering the Securities Act.

                           (b)      "Exchange  Act" will  mean  the Securities
Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same will be in effect at the time.

                           (c)      "Holder" will mean any person or persons to
whom  Registrable  Securities  were originally issued.

                           (d)      "Securities  Act" will mean the Securities
Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same will be in effect at the time.

                           (e)      "Registrable  Securities"  means (i) all
shares of EMCON Common Stock issued to the Shareholders in connection with the Merger, including shares of Common Stock issued in connection with the Earnout Payments (as defined in the Merger Agreement), but excluding shares of EMCON Common Stock issued to the shareholders in the Merger that have been sold or otherwise transferred by the Shareholders who initially received such shares in the

Merger; (ii) all shares of capital stock issued in lieu of any of the stock referred to in clause (i) in any reorganization, which have not been sold to the public; and (iii) all shares of capital stock issued in respect of any of the stock referred to in clauses (i) or (ii) as a result of any stock split, stock dividend, recapitalization or the like, which have not been sold to the public.

                           (f)      The  terms "register",  "registered" and
"registration"  refer  to  a registration  effected  by  preparing  and filing a
registration   statement  in  compliance   with  the  Securities  Act,  and  the
declaration or ordering of the effectiveness of such registration statement.

                           (g)      "Registration   Expenses"  will  mean  all
expenses incurred by EMCON in complying with this Section 1, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for EMCON, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of EMCON which will be paid in any event by EMCON).

                           (h)      "Selling   Expenses"   will  mean  all
underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and all fees and expenses of legal counsel for a Holder.

                  1.2      Piggyback Registration

                           (a)      If at any time or from time to time,  EMCON
will determine to register any of its securities, other than (i) a registration relating solely to employee benefit plans on Form S-1, S-8 or similar forms which may be promulgated in the future, or (ii) a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Commission Rule 145 transaction, EMCON will:

                                    (A)    promptly give to each Holder written
notice thereof; and

                                    (B)    include  in such  registration  (and
     any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from EMCON, by any Holder or Holders, except as set forth in Subsection 1.2(b).

                           (b)      Underwriting.  If  the  registration  of
which EMCON gives notice is for a registered public offering involving an underwriting, EMCON will so advise the Holders as a part of the written notice given pursuant to Subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting will (together with EMCON and the other shareholders, if any, distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for such underwriting by EMCON. Notwith-standing any other provision of this Section 1.2, if the Underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Underwriter may limit the amount of securities to be included in the registration and underwriting by EMCON's shareholders or exclude such securities entirely. The number of shares that may be included in the registration and underwriting by the Holders will be allocated among the Holders in proportion to the number of Registrable Securities then held by each. If any such shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to EMCON and the Underwriter. Any Registrable Securities excluded or withdrawn from such underwriting will be excluded from such registration.

                  1.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 will be borne by EMCON. All Selling Expenses relating to securities registered by the Holders will be borne by the Holders of such securities pro rata on the basis of the number of Registrable Securities so registered.

                  1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by EMCON pursuant to this Agreement, EMCON will, upon request, inform each Holder as to the status of each such registration, qualification and compliance. At its expense EMCON will:

                           (a)      Keep  such  registration,  and any
qualification or compliance under state securities laws which EMCON determines to obtain, effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                           (b)      Furnish such number of prospectuses  and
other documents incident thereto as a Holder from time to time may reasonably request; and

                           (c)      Use its efforts to register  and  qualify
the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that EMCON will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  1.5 Delay of Registration. No Holder will have any right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 1.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  1.6      Indemnification.

                           (a)     EMCON will indemnify each Holder, each of its
officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by EMCON of any rule or regulation promulgated under the Securities Act, Exchange

Act or state securities laws applicable to EMCON and relating to action or inaction required of EMCON in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that EMCON will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and in conformity with written information furnished to EMCON by an instrument duly executed by or on behalf of such Holder or underwriter and stated to be specifically for use therein.

                           (b)      Each Holder will, if  Registrable Securities
held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify EMCON, each of its directors, officers, employees, partners, legal counsel and accountants, each underwriter, if any, of EMCON's securities covered by such a registration statement, each person who controls EMCON or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse EMCON, such Holders, such directors, officers, employees, partners, legal counsel, accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to EMCON by an instrument duly executed by or on behalf of such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, in no event will a Holder be liable for any such claims, losses, damages, or liabilities in excess of the proceeds, net of underwriting discounts and commissions, received by such Holder in the offering, except in the event of fraud by such Holder.

                           (c)      Each  party   entitled  to  indemnification
under this Section 1.6 (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval will not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Subject to the foregoing, the Indemnifying Party will promptly advance all expenses incurred by the Indemnified party in connection with the investigation and defense of any claim as to which indemnity may be sought pursuant to this Agreement after written request therefor (but no earlier than incurred) by the Indemnified Party to the Indemnifying Party. The Indemnified Party will repay such amounts advanced if and to the extent that it is ultimately determined that the Indemnified Party is not entitled to indemnification or contribution under this Agreement.

                           (d)      If the indemnification provided for in this
Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, will contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (e)      Notwithstanding   the   foregoing,  to  the
extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the relevant public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will be controlling.

                  1.7 Lockup Agreement. In consideration for EMCON agreeing to its obligations under this Section 1, each Holder agrees, in connection with the registration of EMCON's securities, that upon the request of EMCON or the Underwriter, such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of EMCON or Underwriter, as the case may be, for a period of up to 180 days after the effective date of such registration; provided, however, that such Holder will have no obligation to enter into the agreement described herein unless all executive officers and directors of EMCON are required to enter into similar agreements.

                  1.8 Information by Holder. As a condition to the inclusion of their Registrable Securities, the Holder or Holders of Registrable Securities included in any registration will furnish to EMCON such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as EMCON may request in writing and as will be reasonably required in connection with any registration, qualification or compliance contemplated in Section 1.2 of this Agreement.

                  1.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, EMCON agrees to:

                           (a)      Make and keep public information  available,
as those terms are understood and defined in Rule 144 under the Securities Act;

                           (b)      Use its best  efforts  to file  with the
Commission in a timely manner all reports and other documents required of EMCON under the Securities Act and the Exchange Act;

                           (c)      So long as a Holder owns any unregistered
Registrable   Securities,  furnish  to  such  Holder  upon  request a written statement by EMCON as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of EMCON, and such other reports and documents of EMCON as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  1.10 Termination of Registration Rights. The obligations of EMCON pursuant to this Section 1 will terminate with respect to any Holder, when all of the Registrable Securities of such Holder may be sold under Rule 144 in a three-month period.

         2.       Miscellaneous.

                  2.1 Waivers and Amendments. With the written consent of EMCON and the record holders of a majority of the outstanding Registrable Securities, any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended, and with the same consent EMCON, when authorized by its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Any waiver, amendment or supplement to which such consents are obtained will be binding upon all Holders. Upon the effectuation of each such waiver, amendment or supplement, EMCON will promptly give written notice thereof to the Holders who have not previously received notice thereof or consented thereto in writing. In addition, each Holder, as to such Holder only, may consent in writing to any such waiver, amendment or supplement, which will be binding upon such Holder. No amendment, waiver or supplement to this Agreement will be effective unless agreed to in writing by the party against whom enforcement is sought or, in the case of any Holder, by such Holder or Holders of a majority of the outstanding Registrable Securities.

                  2.2 Governing Law. This Agreement will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  2.4 Entire Agreement This Agreement, the exhibits to this Agreement and the other documents delivered pursuant hereto or incorporated by reference herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior oral and written understandings, agreements and commitments by or between the parties hereto.

                  2.5 Notices, etc. All notices and other communications required or permitted hereunder will be in writing and will be mailed by certified or registered mail, postage prepaid, addressed (a) if to a party other than EMCON, at the address of such party set forth on such party's signature page to this Agreement, or at such other address as such party furnishes to EMCON in writing, or (b) if to EMCON, at 400 S. El Camino Real, Suite 1200 San Mateo, CA 94402, Attention: Chief Financial Officer, or at such other address as EMCON furnishes to the other parties to this Agreement.

                  2.6 No Waivers. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

                  2.7 Separability. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

                  2.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  2.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

                  2.10 Attorneys' Fees. In the event of any action, suit or proceeding for the breach of this Agreement or misrepresentation by any party, the prevailing party will be entitled to reasonable attorneys' fees, costs and expenses incurred in such action, suit or proceeding.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereby have executed this Agreement on the date first above written.


                                            EMCON



                                             By:\o\ R. Michael Momboisse
                                                ------------------------------

                                             Its: CFO and VP Legal
                                                  ----------------------------


                                             SHAREHOLDERS:



                                             \o\ William J. Hengemihle
                                             ---------------------------------
                                             William J. Hengemihle

                                             51 Casselberry Drive
                                             Audubon, Pennsylvania 19403


                                             \o\ Christopher M. Wittenbrink
                                             ---------------------------------
                                             Christopher M. Wittenbrink

                                             2715 South Pierce Street
                                             Denver, Colorado 80227


                                             \o\ Timothy M. Keaten
                                             ---------------------------------
                                             Timothy M. Keaten

                                             3048 East Clairton Drive
                                             Highlands Ranch, Colorado 80126